UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Princeton Capital Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PRINCETON CAPITAL CORPORATION
4422 Route 27
Building C, Suite 1
Box 89
Kingston, New Jersey 08528-0089
(609) 514-9200

May [___], 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Princeton Capital Corporation to be held on Thursday, June 9, 2016 at 9:30 a.m., Eastern Time, at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201. Only stockholders of record at the close of business on [May 18], 2016 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that you be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote is important.

Sincerely yours,

Munish Sood
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 9, 2016.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2014 are available at the following cookies-free website that can be accessed anonymously: www.voteproxy.com.

PRINCETON CAPITAL CORPORATION
4422 Route 27
Building C, Suite 1
Box 89
Kingston, New Jersey 08528-0089
(609) 514-9200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 9, 2016

To the Stockholders of Princeton Capital Corporation:

The first Annual Meeting of Stockholders (the “Annual Meeting”) of Princeton Capital Corporation, a Maryland corporation (the “Company”), will be held at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201 on June 9, 2016, at 9:30 a.m. Eastern Time, to consider and vote on the following proposals:

1.	The election of five (5) directors, two Class I directors, one Class II director, and two Class III directors, of the Company;

2.	To approve amendments to the Charter of the Company to declassify the board of directors of the Company;

3.	To approve amendments to the Charter of the Company to provide stockholders the right to remove any director, or the entire board of directors, from office at any time, with or without cause, by the affirmative vote of holders of outstanding shares of capital stock of the Company entitled to cast a majority of all the votes entitled to be cast in the election of directors;

4.	To approve amendments to the Charter of the Company to provide stockholders with the right to take any action required or permitted to be taken at any annual or special meeting of stockholders to be taken via written consent without a meeting, without prior notice and without a vote, as further described herein;

5.	To ratify the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

6.	To approve the new investment advisory agreement between the Company and Princeton Advisory Group, Inc., a New Jersey corporation, pursuant to which Princeton Advisory Group, Inc. will be appointed as the Company’s investment advisor;

7.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

The enclosed proxy statement is also available at www.princetoncapitalcorp.com (under the “Investor Relations” section). This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”). Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (609) 514-9200. As of the date of this proxy statement, the Company has failed to timely file its quarterly reports on Form 10-Q for the quarters ended on March 31, 2015, June 30, 2015, and September 30, 2015 and its Annual Report on Form 10-K for the year ended December 31, 2015. The Company is working diligently to complete the Form 10-K and the past due Form 10-Qs.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on [May 18], 2016. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered stockholder, you may also authorize your proxy by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board,

Gregory J. Cannella
Secretary

May [__], 2016

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also authorize your proxy by telephone or over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

PRINCETON CAPITAL CORPORATION
4422 Route 27
Building C, Suite 1
Box 89
Kingston, New Jersey 08528-0089
(609) 514-9200

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Princeton Capital Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s first Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201 on June 9, 2016, at 9:30 a.m., Eastern Time and at any postponements or adjournments thereof. This proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Annual Report”) are first being sent to stockholders on or about May [__], 2016.

The Annual Meeting was delayed pending resolution of the lawsuit captioned Capital Link Fund I, LLC, et al. v. Capital Point Management, LP, et al., C.A. No. 11483-VCN in the Court of Chancery of the State of Delaware (the “Litigation”). As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 22, 2016, the Company and certain other defendants in the Litigation, including certain members of the Board (the “Settling Defendants”), entered into a settlement agreement on January 19, 2016 (the “Settlement Agreement”), pursuant to which the disputes involving the Settling Defendants described in the Litigation were settled, subject to the terms and conditions contained in the Settlement Agreement. Under the Settlement Agreement, the Company agreed to call the Annual Meeting for the purposes of the Company’s stockholders voting on, among other things, (i) the election of Darren Stainrod and Mark DiSalvo as Class I Directors and Martin Laidlaw and Greg Bennett as Class III Directors of the Company, (ii) the approval of the new investment advisory agreement between the Company and Princeton Advisory Group, Inc., a New Jersey corporation (the “New Investment Advisory Agreement”), and (iii) the approval of the certain amendments to the charter of the Company as described in more detail elsewhere in this proxy statement. Alfred Jackson, one of the current directors of the Company, was among the non-settling defendants to the Litigation. We encourage our stockholders to read the full text of the Settlement Agreement for further information on the parties and a description of the matters alleged in the Litigation which can be found as an attachment to the Form 8-K filed on January 22, 2016.

As reported in the Company’s Forms NT 10-Q filed with the SEC on May 18, 2015 and August 14, 2015, the Company has been unable to file its quarterly reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 without unreasonable effort and expense because the Company’s auditors at the time, Crowe Horwath LLP (“Crowe”), needed additional time to conduct their review of the Company’s acquisition of the investment portfolio and certain other assets of Capital Point Partners, LP and Capital Point Partners II, LP, which occurred on March 13, 2015. As reported in the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2015, Crowe informed the Company that it was resigning as the Company’s independent registered public accounting firm effective as of October 19, 2015.

As reported in the Company’s Current Report on Form 8-K filed with the SEC on March 21, 2016, on March 15, 2016, and effective the same date, the Audit Committee of the Board of Directors of the Company authorized and approved the engagement of WithumSmith&Brown, PC, as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2015 and to perform procedures related to the financial statements to be included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2015. As a result of the change in the Company’s accounting firm, the Company has continued to be delayed in filing these quarterly reports with the SEC as well as its annual report on Form 10-K for the fiscal year ended December 31, 2015. The Company is working diligently with WithumSmith&Brown, PC to file these quarterly reports and annual report with the SEC as soon as possible. On March 30, 2016, the Company reported on its Form NT 10-K filed with the SEC that it would not be able to file its annual report on Form 10-K for the fiscal year ended December 31, 2015 for these reasons.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. This proxy statement is also available via the Internet at www.princetoncapitalcorp.com (under the “Investor Relations” section). The website also includes electronic copies of the form of proxy and the Annual Report.

ANNUAL MEETING INFORMATION

Date and Location

We will hold the Annual Meeting on Thursday, June 9, 2016, at 9:30 a.m. Eastern Time at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201.

Admission

Only record or beneficial owners of the Company’s common stock as of the close of business on [May 18], 2016 or their proxies may attend the Annual Meeting. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	The election of five (5) directors, two (2) Class I directors, one (1) Class II director, and two (2) Class III directors, of the Company;

2.	The approval of amendments to the Charter of the Company to declassify the board of directors of the Company;

3.	The approval of amendments to the Charter of the Company to provide stockholders the right to remove any director, or the entire board of directors, from office at any time, with or without cause, by the affirmative vote of holders of outstanding shares of capital stock of the Company entitled to cast a majority of all the votes entitled to be cast in the election of directors;

4.	The approval of amendments to the Charter of the Company to provide stockholders with the right to take any action required or permitted to be taken at any annual or special meeting of stockholders to be taken via written consent without a meeting, without prior notice and without a vote, as further described herein;

5.	The ratification of selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

6.	The approval of the new investment advisory agreement between the Company and Princeton Advisory Group, Inc., a New Jersey corporation, pursuant to which Princeton Advisory Group, Inc. will be appointed as the Company’s Investment Advisor; and

7.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Annual Meeting is the close of business on [May 18], 2016 (the “Record Date”). You may cast one vote for each share of our common stock that you own of record as of the Record Date.

A quorum of stockholders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held in “street name” by a bank, broker or other nominee, and for which the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on certain proposals (“Broker Non-Votes”) will be treated as shares present for quorum purposes. On the Record Date, there were [120,486,061] shares of our common stock outstanding and entitled to vote. Thus, [60,363,517] shares of our common stock must be present at the Annual Meeting in person or by proxy to have a quorum.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock in “street name” through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or nominee in order to provide voting instructions to your broker, bank or nominee. If you hold shares of our common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will be permitted to vote in its discretion on Proposal 5, to ratify the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2015, but will not be permitted to vote your shares on any other proposal considered at the Annual Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of our common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. If you are a stockholder of record, you may also authorize a proxy and provide voting instructions via telephone or Internet by following the instructions on the proxy card. Authorizing a proxy will not limit your right to vote in person at the Annual Meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Gregory J. Cannella, at 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528-0089; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — The election of five (5) directors, two (2) Class I directors, one Class II director and two (2) Class III directors, of the Company.	Affirmative vote of the holders of a plurality of the votes cast in the election of directors at the Annual Meeting.	No	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on the outcome of the election of directors.

Proposal 2 — The approval of amendments to the Charter of the Company to declassify the board of directors of the Company.	Affirmative vote of the holders of at least 80 percent of the votes entitled to be cast on the matter.	No	Abstentions and broker non-votes, if any, will have the same effect of a vote against this proposal.

Proposal 3 — The approval of amendments to the Charter of the Company to provide stockholders the right to remove any director, or the entire board of directors, from office at any time, with or without cause, by the affirmative vote of holders of outstanding shares of capital stock of the Company entitled to cast a majority of all the votes entitled to be cast in the election of directors.

	Affirmative vote of the holders of at least 80 percent of the votes entitled to be cast on the matter.	No	Abstentions and broker non-votes, if any, will have the same effect of a vote against this proposal.

Proposal 4 — The approval of amendments to the Charter of the Company to provide stockholders with the right to take any action required or permitted to be taken at any annual or special meeting of stockholders to be taken via written consent without a meeting, without prior notice and without a vote.	Affirmative vote of the holders of at least two-thirds of the votes entitled to be cast on the matter.	No	Abstentions and broker non-votes, if any, will have the same effect of a vote against this proposal.

Proposal 5 — To ratify the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	Affirmative vote of a majority of the votes cast at the Annual Meeting.	Yes	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on this proposal.

Proposal 6 — The approval of the new investment advisory agreement between the Company and Princeton Advisory Group, Inc., a New Jersey corporation, pursuant to which Princeton Advisory Group, Inc. will be appointed as the Company’s Investment Advisor.	Affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting.	No	Abstentions and broker non-votes, if any, will have the same effect of a vote against this proposal.

Proposal 7 — To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.	No	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on this proposal.

Ownership by Capital Point Partners, LP and Capital Point Partners II, LP

Capital Point Partners, LP and Capital Point Partners II, LP (the “Partnerships”) beneficially own [104,562,000] and [10,922,327] shares of the Company’s common stock, respectively, representing approximately [96%] of the Company’s outstanding common stock and voting power. We entered into an agreement with the Partnerships concerning their obligations pursuant to Section 12(d)(1)(e) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under this Agreement, the Partnerships will either (i) seek instructions from those holding interests in the Partnerships with regards to voting proxies issued by the Company or (ii) vote the shares of the Company’s common stock they own in the same proportion “for” and “against” each proposal as all of our other stockholders vote their shares of the Company’s common stock on each of the matters to be voted on by stockholders at the Annual Meeting.

INFORMATION REGARDING THIS SOLICITATION

Our Board is making this solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies form, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees of the Company for such services.

Stockholders may also authorize a proxy and provide their voting instructions by telephone and through the Internet. This option requires stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders authorizing a proxy via the Internet will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend the Annual Meeting in person.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Gregory J. Cannella, Secretary, Princeton Capital Corporation, 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528, or by calling (609) 514-9200.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of [May 18], 2016, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of the Company’s common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of [May 18], 2016 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on [120,486,061] shares of the Company’s common stock outstanding as of [May 18], 2016.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Princeton Capital Corporation, 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528.

The Company’s directors are divided into two groups —interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors
Alfred Jackson(2)	1,186,581	*
Munish Sood	0	*

Independent Directors
Thomas Jones, Jr.	0	*
Trennis L. Jones	0	*
Martin Laidlaw	0	*
Darren Stainrod	0	*

Interested Director Nominees
Mark S. DiSalvo(3)	115,484,327	95.9%

Independent Director Nominees
Greg Bennett	0	*

Executive Officers
Gregory J. Cannella	0	*
Joy Sheehan	0	*

Executive officers and directors as a group	115,484,327	95.9%

5% Holders
Capital Point Partners, LP (4)	104,562,000	86.8%
Capital Point Partners II, LP(4)	10,922,327	9.07%

*  Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(2)	Mr. Jackson, by virtue of his control of Capital Point Management, LP, Capital Point Partners II, LLC, and Capital Point Partners II SLP, LP, may be deemed to be the beneficial owner of the 1,033,029 shares of the Company’s common stock owned by Capital Point Management, LP, the 138,197 shares of the Company’s common stock owned by Capital Point Partners II, LLC, and the 15,355 shares of the Company’s common stock owned by Capital Point Partners II SLP, LP.

(3)	Mr. DiSalvo, by virtue of his ownership of all of the outstanding stock of Sema4, Inc., the general partner of Capital Pointer Partners, LP (“CPP”) and Capital Point Partners II, LP (“CPP II”), may be deemed to be the beneficial owner of the 104,562,000 shares of the Company’s common stock owned by CPP and the 10,922,327 shares of the Company’s common stock owned by CPP II. Mr. DiSalvo and Sema4, Inc. each disclaims beneficial ownership of any shares held by CPP and CPP II, except to the extent of their pecuniary interest therein. The address of Sema4, Inc., CPP and CPP II is 800 Turnpike Street, Suite 300, North Andover, MA 01854.

(4)	This information is based on information included in the Schedule 13D filed with the SEC.

The following table sets forth as of [May 18], 2016, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director:
Alfred Jackson	Over $100,000
Munish Sood	None

Independent Directors:
Thomas Jones, Jr.	None
Trennis L. Jones	None
Martin Laidlaw	None
Darren Stainrod	None

Interested Director Nominees:
Mark S. DiSalvo	Over $100,000

Independent Director Nominees:
Greg Bennett	None

Executive Officers:
Gregory J. Cannella	None
Joy Sheehan	None

(1)	The dollar range of the equity securities beneficially owned is based on the closing price per share of the Company’s common stock of [$___] on May [__], 2016 on the OTCPink.

(2)	The dollar ranges of equity securities beneficially owned are: none; $1–$10,000; $10,001–$50,000; $50,001–$100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to the Company’s Charter and bylaws, the number of directors on our Board is currently fixed at six directors and is divided into three classes. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Currently, the successors to the class of directors whose terms expire at an annual meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal. Pursuant to Proposal 2, the Company’s stockholders are being asked to vote on an amendment to the Company’s Charter that would declassify the Board and shorten the term of all directors to one year.

As described at the beginning of this proxy statement, the Annual Meeting was delayed pending resolution of the Litigation. As a result of this delay, the terms of directors Alfred Jackson and Darren Stainrod, who are Class I directors, and Munish Sood and Trennis L. Jones, who are Class II directors, are expiring at the Annual Meeting. Messrs. Jackson and Jones will not be standing for re-election and accordingly, their terms as directors of the Company will expire at the Annual Meeting. Messrs. Stainrod and Sood have been nominated for election as directors, with Mr. Stainrod’s term expiring in 2018 and Mr. Sood’s term expiring in 2019, subject to their conditional resignations at the Company’s 2017 annual meeting of stockholders in the event Proposal 2 is approved by the Company’s stockholders, as described in more detail below.

Pursuant to the Settlement Agreement, Thomas Jones Jr., a Class III director whose current term expires in 2017, has agreed to resign as a director of the Company on the date immediately following the Annual Meeting. The Company intends to reduce the size of the Board from six to five directors immediately following Mr. Jones’ resignation. In addition, pursuant to the Settlement Agreement, the Company agreed to call this Annual Meeting for the purpose of the Company’s stockholders voting on, among other things, the election of Mark DiSalvo and Darren Stainrod as Class I directors and Greg Bennett and Martin Laidlaw as Class III directors of the Company.

While the Company acknowledges that Class III Directors’ terms do not expire until 2017, the Company and Mr. Laidlaw, as a current Class III director, have agreed that the Class III Directors will stand for election this year so that the Company can continue to comply with Section 16(a) of the 1940 Act. Section 16(a) of the 1940 Act requires that at least two-thirds of the directors of a registered investment company must have been elected to such office by the holders of the outstanding voting securities of the company at an annual or special meeting.

Each of Messrs. Stainrod, Sood, Laidlaw, DiSalvo and Bennett has indicated his willingness to serve as a director if elected and has consented to be named as a nominee. Mr. Sood is not being nominated to serve as a director pursuant to any agreement or understanding between him and the Company. The other nominees are being nominated pursuant to the Settlement Agreement.

With the exception of the Class III director nominees, each director nominee has been nominated for a multiyear term of office in accordance with the Company’s Charter. However, in the event the stockholders of the Company approve Proposal 2 at the Annual Meeting and the Board is declassified, all such directors have agreed to resign from the Board at the 2017 annual meeting of the Company’s stockholders. In this regard, subject to and conditioned upon the approval of Proposal 2 by the Company’s stockholders, beginning with the 2017 annual meeting of the Company’s stockholders, all directors would hold office for one year and until his or her successor was duly elected and qualified. For additional details regarding the amendment to the Company’s Charter that would declassify the Board and shorten the terms of directors to one-year terms please see Proposal 2 below.

A stockholder can vote for or withhold his or her vote for each of the nominees. In the absence of instructions to the contrary, the persons named as proxies will vote such proxy FOR the election of the nominees named in this proxy statement. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information about the Nominees and Directors

As described below under “Committees of the board of directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board represent a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominees and the directors listed below is 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528.

Nominees for Directors

Mr. DiSalvo is an “interested person” of the Company as defined in the 1940 Act due to his controlling interest in Sema4, Inc., which is the general partner of Capital Point Partners, LP and Capital Point Partners II, LP. Mr. Sood is an “interested person” of the Company as defined in the 1940 Act due to his position as the Company’s Chief Executive Officer and his interests in Princeton Investment Advisors, the current investment advisor of the Company and Princeton Advisory Group, the proposed new investment advisor of the Company. Each of Messrs. Stainrod, Laidlaw and Bennett is not an “interested person” of the Company as defined in the 1940 Act.

Nominees for Class I Directors — Term Expiring 2018

Interested Director

Mark DiSalvo, 61, is the President and CEO of Sema4, Inc., a leading global professional services provider of private equity funds-under-management. He has been a senior executive and entrepreneur at international companies such as Euromoney Institutional Investor and Fairfield Whitney, and was founder of Hall, Berwick and DiSalvo where he provided funding and management advisory services to zero and first stage entities prior to founding Sema4. He has extensive experience in private equity, entrepreneurial management, and emerging market strategy, particularly as to underserved markets and economic development. A frequent speaker at worldwide industry conferences, he is a charter member of the Inner City Economic Forum. Mr. DiSalvo was educated at the University of Massachusetts with degrees in Political Studies and Economics and has earned the professional designations CPC and CTA. He is a long-time lecturer at the Johnson School of Business at Cornell University and the Kellogg School of Business at Northwestern University in their full-time MBA programs where he contributes case studies in private equity, emerging market economics and cross-border M&A. We believe Mr. DiSalvo’s broad experience with private equity funds and early stage growth companies makes him a well-qualified nominee for election to our Board.

Independent Director

Darren Stainrod, 51, serves as the Chairman of the Company’s Board. Mr. Stainrod is a Principal of Marbury Fund Services (Cayman) Limited (“Marbury”), a fiduciary services company focused on the alternative investment industry and licensed by the Cayman Islands Monetary Authority. He is registered as a director with the Authority pursuant to the Directors Licensing and Registration Law, 2014. Prior to joining Marbury, Mr. Stainrod was a Principal at HighWater Limited in Cayman for almost 3 years where he provided professional director services to hedge funds, fund of funds and private equity vehicles. Before becoming a professional director in May 2013, Mr. Stainrod spent 17 years at UBS where he was a Managing Director and the Global Head of UBS Alternative Fund Services. At UBS he had responsibility for the overall management and development of the global hedge fund administration business in seven countries with more than 300 staff servicing alternative investment funds with over $200 billion in assets under administration. Mr. Stainrod has over 27 years of experience in the investment fund industry, including 23 years offshore. Before joining UBS, he worked for three years with Coopers & Lybrand in Cayman and four years with Deloitte in the UK. Mr. Stainrod holds a BA (Hons) in Politics from the University of Reading in the UK. He is a member of the Institute of Chartered Accountants in England and Wales and the Cayman Islands Society of Professional Accountants. He is a past Chairman of the Cayman Islands Fund Administrators Association and is the current Treasurer of AIMA Cayman Chapter. Mr. Stainrod brings to the Board extensive experience as a director of hedge funds, fund of funds and private equity funds as well as considerable experience in the investment fund industry, all of which provide our Board with valuable insight and supports Mr. Stainrod’s election to our Board. Mr. Stainrod serves as chairman of the Company’s Nominating and Corporate Governance Committee and he is a member of the Company’s Audit Committee and the Company’s Valuation Committee.

Nominees for Class II Directors — Term Expiring 2019

Interested Director

Munish Sood, CFA 43, serves as our Chief Executive Officer. He is also a partner of Princeton Advisors, our current investment adviser, and founder and Chief Investment Officer of Princeton Advisory Group, Inc. (“PAG”), which was founded in 2002 to provide investment management services to Institutional and Family Office clients across multiple credit investment strategies.  PAG would be a party to the new investment advisory agreement being voted upon by the Company’s stockholders pursuant to Proposal 6.  Mr. Sood is responsible for sourcing, analyzing, structuring, and closing new investment opportunities as well as managing the Company’s portfolio investments.  Mr. Sood is the Chief Investment Officer & Senior Portfolio Manager for PAG’s funds and managed accounts and is the chairman of PAG’s Investment Committee overseeing all investment strategies and products. PAG currently manages in excess of $500 million USD. Prior to forming PAG, Mr. Sood co-founded BoTree Investments, LLC, in 2001 where he was the Chief Investment Officer. Mr. Sood was responsible for managing and investing in structured product and overseeing all investment activity in Botree Asset Management, LLC. Prior to Botree, Mr. Sood was the Senior Portfolio Manager at Global Value Investors, Inc. from January 1999 to April 2001. Prior to Global Investors, Inc., Mr. Sood was a Senior Analyst/Trader at Penn Capital Management, Inc. From 1996 to 1998 he was an associate at Bankers Trust focusing on fixed income arbitrage. Mr. Sood received a Bachelor of Science in Finance & Accounting from Rider University. He holds a Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Sood is a founder of First Choice Bank in Lawrenceville, NJ and has served as a Director since 2007.  Mr. Sood’s considerable experience in the investment management industry as well as his knowledge of and experience with our portfolio and investment strategy make him well qualified to serve on our Board.

Nominees for Class III Directors — Term Expiring 2017

Independent Directors

Martin Laidlaw, 59, is a Director of Premier Fiduciary Services (Cayman) Ltd. and a former Managing Director of JP Fund Administration (Cayman) Ltd. (“JPFA”) and has over 25 years of experience in the offshore financial industry. Mr. Laidlaw has an extensive range of experience with all forms of investment fund products and has held numerous directorship positions for a wide variety of offshore fund vehicles. From 1989 to 2009 Mr. Laidlaw was employed with CIBC Bank and Trust Company (Cayman) Limited. He was appointed Director and Head of Fund Services and was responsible for leading the fund services team and developing new business and client relationships. Prior to his years at CIBC, he was employed with KPMG, Cayman Islands where he led various financial services audits. He was a founding member, Director and Treasurer of the Cayman Islands Fund Administrators Association. Martin graduated from Edinburgh University in Scotland with a Bachelor of Commerce Degree. He was admitted as a Member of the Institute of Chartered Accountants of Scotland in February, 1984 and continues to maintain his qualification. He is a Cayman Islands Monetary Authority Registered Director and is a member of The Alternative Investment Management Association (AIMA). Mr. Laidlaw’s extensive experience in the financial industry, including his financial and accounting background, and his experience as a director of various offshore fund vehicles makes him well qualified to serve on our Board. Mr. Laidlaw serves as chairman of the Company’s Audit Committee, chairman of the Valuation Committee and he is a member of the Nominating and Corporate Governance Committee.

Greg Bennett, 43, is the co-founder of Danesmead Partners. Mr. Bennett has more than eighteen years of experience in financial services having started his professional career with Coopers & Lybrand in Canada in 1996. From 2011 through 2014, prior to co-founding Danesmead Partners, Mr. Bennett was a Director of The Harbour Trust Co. Ltd., where he provided fiduciary services to their clients, including serving as an independent hedge fund director. In 2004 Mr. Bennett joined Butterfield Fund Services (Cayman) Limited as head of client relationship management and he became a Director of that firm in 2005. In 2008 he was promoted to Managing Director where he had responsibility for all aspects of the business, including managing over 75 staff responsible for providing full fund administration services to a wide range of hedge fund clients with in excess of $30billion in assets under management. In 2010 Mr. Bennett established the Cayman office of HedgeServ and held the position of Managing Director. Mr. Bennett graduated with a Bachelor of Commerce from the University of Alberta in Canada in 1995. He is a Chartered Accountant (Canada), a Certified Public Accountant (US), and a CFA Charterholder. Mr. Bennett is also a Director of Hedge Funds Care Cayman, past Deputy Chairman of the Cayman Islands Fund Administrators Association, past Treasurer of AIMA Cayman and a past President of the CFA Society of the Cayman Islands. Mr. Bennett’s considerable experience in the financial services industry and as a director of various hedge funds and his accounting background make him well qualified to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Current Directors

Mr. Jackson is an “interested person” of the Company as defined in the 1940 Act due to his controlling interest in Princeton Investment Advisors, the current investment advisor of the Company. Each of Thomas Jones Jr. and Trennis L. Jones is not an “interested person” of the Company as defined in the 1940 Act.

Interested Director

Alfred Jackson, 58, is a partner of Princeton Investment Advisors and is responsible for sourcing investment opportunities, investor relations, capital raising and overall firm strategy. Mr. Jackson has over 22 years of investment experience with institutional asset management firms. Mr. Jackson is the founder of the Inroads Group Ltd., an investment firm that includes several asset classes. He also spent 17 years as a principal with Davis Hamilton Jackson and Associates (“DHJA”), an institutional asset management firm with $4 billion under management, investing in public debt and equity securities. Prior to DHJA, Mr. Jackson was Vice President of the Institutional Fixed Income Division of Capital Municipal Securities. Mr. Jackson received his B.A. from The University of Texas at Austin. Mr. Jackson’s will not be standing for re-election and accordingly, his term as a director will expire at the Annual Meeting.

Independent Directors

Trennis L. Jones, 63, has over 16 years of executive experience, including 8 years in key positions at companies in the financial services industry. From February 1999 to January 2002, Mr. Jones was a principal with Barclays Global Investors. From February 2002 to February 2007 he was with VALIC, formerly AIG Valic, where he was Senior Vice President/National Managing Director for the Higher Education of VALIC. Since March 2007 Mr. Jones has been Chief Administrative Officer and Chief Compliance Officer of Seton Family of Hospitals where he is responsible for risk management and corporate compliance amongst other areas. Mr. Jones was also on the Seton Board of Trustees from August 1998 until assuming his current position. Mr. Jones holds a B.S. in Government from Lamar University and a Masters in Business Administration from the University of Texas. Mr. Jones will not be standing for re-election and accordingly, his term as a director will expire at the Annual Meeting.

Thomas Jones Jr., 59, is a founder of and partner in McConnell Jones Lanier & Murphy LLP (“MJLM”), an accounting and consulting firm based in Houston, Texas, where he supervises a staff of approximately 200 professional and administrative support personnel. Mr. Jones has over 35 years of experience in accounting, tax, treasury management, banking, and investment management services. He is also the sole manager of each of TKNET, LLC and Huntjon LLC, two real estate development companies. Mr. Jones serves on the board of directors of Spirit of Texas Bank, where he is a member of the senior loan committee and the compensation committee and serves as chairman of the bank’s audit committee. He was a founding board member of Royal Oaks Bank where he also serves on the senior loan committee and chairman of its audit committee. Prior to founding MJLM, Mr. Jones served as manager of the treasury management division of Chase Bank of Texas where he developed and marketed treasury and risk strategies and products to Fortune 500 and mid-sized companies. Mr. Jones holds both a Series 24 and Series 7 securities license through Homer Townsend and Kent, Inc., a registered investment advisory firm and broker/dealer and wholly-owned subsidiary of Penn Mutual Insurance Company. He is a past president of Dominion Community Development Corporation and a current board member of Florida A&M University Foundation, Inc. and the Greater Houston Convention and Visitors Bureau. Mr. Jones received his B.S. in Accounting from Florida A&M University. Pursuant to the Settlement Agreement, Mr. Jones, a Class III director whose current term expires in 2017, has agreed to resign as a director of the Company on the date immediately following the Annual Meeting.

Information about Directors and Executive Officers

Board of Directors

Pursuant to our Charter, our directors are currently divided into three classes. Typically, at each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms of directors, which extended for up to three years), with the term of office of only one of these three classes of directors expiring at each annual meeting of our stockholders. Due to the delay in the Annual Meeting, the terms of Alfred Jackson, Darren Stainrod, Munish Sood and Trennis L. Jones are expiring at the Annual Meeting. Messrs. Jackson and Jones will not be standing for re-election and accordingly, their terms as directors of the Company will expire at the Annual Meeting.

Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Notwithstanding the foregoing, if Proposal 2 is approved by the stockholders at the Annual Meeting, the Board will cease to be classified and beginning with the 2017 annual meeting of the Company’s stockholders, all directors would hold office for one year and until his or her successor was duly elected and qualified. In this regard, all director nominees (other than the Class III director nominees whose terms in office would expire at the 2017 annual meeting of the Company’s stockholders) have agreed to resign from the Board at the 2017 annual meeting of the Company’s stockholders.

The Board considered whether each of the director nominees is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each nominee, including those described above. The Board will also consider whether each director nominee has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors and director nominees have been divided into two groups — independent directors and director nominees and interested directors and director nominees. Interested directors and director nominees are “interested persons” as defined in the 1940 Act.

Name	Age	Position	Director Since	Class	Term Expires
Interested Directors and Director Nominees
Alfred Jackson	58	Director	2015	I	2015(1)
Mark S. DiSalvo	61	Director Nominee	-	I	2018
Munish Sood	43	Chief Executive Officer and President	2015	II	2019

Independent Directors and Director Nominees
Martin Laidlaw	59	Director	2016	III	2017
Greg Bennett	43	Director Nominee	-	III	2017
Darren Stainrod	51	Director	2016	I	2018
Thomas Jones, Jr.	59	Director	2015	III	2017(2)
Trennis L. Jones	63	Director	2015	II	2016(3)

(1)	Mr. Jackson will not stand for re-election to the Board and accordingly, his term as a director will expire at the Annual Meeting.

(2)	Pursuant to the Settlement Agreement, Thomas Jones, Jr., whose current term expires in 2017, has agreed to resign as a director of the Company on the date immediately following the Annual Meeting.

(3)	Trennis L. Jones will not stand for re-election to the Board and accordingly, his term as a director will expire at the Annual Meeting.

The address for each of our directors is c/o Princeton Capital Corporation, 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Gregory J. Cannella	41	Chief Financial Officer, Treasurer and Secretary
Joy Sheehan	49	Chief Compliance Officer

The address for each of our executive officers is c/o Princeton Capital Corporation, 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528.

Gregory J. Cannella, 41, serves as our Chief Financial Officer, Treasurer and Secretary. Mr. Cannella is responsible for financial reporting, investor communications, financial modeling and due diligence and analysis of acquisitions and dispositions. Prior to this, Mr. Cannella was the Chief Financial Officer of Capital Point Partners, a private equity group that focused on mezzanine lending to small and middle market private companies, where he was responsible for financial reporting, investor communications, financial modeling and due diligence and analysis of acquisitions and dispositions. Prior to working at Capital Point Partners, Mr. Cannella was an Asset Manager at First Commonwealth Holdings Corp., a wealth management firm in Houston, Texas where he was responsible for managing various commercial and multi-family residential real estate investment funds as well as oversight of accounting functions and reporting for the funds. Mr. Cannella received a B.B.A. in Management from Stephen F. Austin State University and an M.B.A. with honors in Accounting and Finance from the University of Houston. He is a Certified Public Accountant in the State of Texas.

Joy Sheehan, 49, serves as our Chief Compliance Officer. Ms. Sheehan is also Vice President and Chief Compliance Officer at Princeton Investment Advisors and Princeton Advisory Group. As the firm’s Chief Compliance Officer, she heads the compliance and legal function across the firm’s hedge fund, structured product and credit business. Ms. Sheehan’s responsibilities also include oversight of the Operations department. Prior to joining Princeton Investment Advisors in August 2003, Ms. Sheehan was a senior associate at Penn Capital Management, an investment advisory firm that managed CBOs and high yield bonds. With over twenty years’ experience in the investment industry, Ms. Sheehan holds the Investment Adviser Certified Compliance Professional designation and has worked within the back office, mid and front office as well as compliance and client service departments.

Mr. Cannella has agreed to resign from all positions he holds with the Company and its portfolio companies, effective as of the day after the Annual Meeting. However, the Board of Director’s intends to vote to re-elect Mr. Cannella as the Chief Financial Officer of the Company at a board meeting following the Annual Meeting.

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our Board. The Board consists of six directors, four of whom are not “interested persons” of the Company, or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by Princeton Investment Advisors as part of its day-to-day management of our investment activities. This same oversight will apply to Princeton Advisory Group, should the Company’s stockholders approve the new investment advisory agreement with Princeton Advisory Group pursuant to Proposal 6. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Princeton Investment Advisors or Princeton Advisory Group, as applicable and as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Board has established an audit committee, a nominating and corporate governance committee, and a valuation committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Jackson and Mr. Sood are members of Princeton Investment Advisors’ investment committee and each own interests in Princeton Investment Advisors. Mr. Sood is also the sole owner of Princeton Advisory Group, the new proposed investment advisor of the Company. Messrs. Jackson and Sood are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. Similarly, Mr. DiSalvo would be an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act due to his ownership of Sema4, Inc., the general partner of Capital Point Partners, LP and Capital Point Partners II, LP, which own approximately 87% and 9% of the outstanding common stock of the Company respectively.

Mr. Stainrod, as Chairman of the Board, is the Company’s lead independent director. In addition to having a lead independent director, our corporate governance practices are intended to provide additional risk management for our Company. These governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures. The Chairman or his designee will preside over the executive sessions of our independent directors.

The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Mr. Sood provides an effective bridge between the Board, the Company’s investment advisor and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, the Company’s investment advisor and the Board.

Board Meetings

Our Board met no more than three times during 2015. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. All of the board members attended, in person or via teleconference, the Company’s 2014 Annual Meeting of Stockholders.

Audit Committee

The members of the audit committee are Messrs. Laidlaw and Stainrod, each of whom meets the independence standards established by the SEC and the NASDAQ (the “NASDAQ”) for audit committees and is independent for purposes of the 1940 Act. Mr. Laidlaw serves as chairman of the audit committee. Our Board has determined that Mr. Laidlaw is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Board has adopted a charter of the audit committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website at www.princetoncapitalcorp.com. The audit committee met no more than two times during 2015.

The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and audit committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Stainrod and Laidlaw, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. Mr. Stainrod serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Board has adopted a charter of the nominating and corporate governance committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website at www.princetoncapitalcorp.com. The nominating and corporate governance committee met no more than two times during 2015.

The nominating and corporate governance committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual self-assessment, the members of the nominating and corporate governance committee will evaluate the membership of the Board and whether the board maintains satisfactory policies regarding membership selection.

Valuation Committee

The members of the valuation committee are Messrs. Laidlaw and Stainrod. Mr. Laidlaw serves as chairman of the valuation committee. The valuation committee is responsible for establishing guidelines and making recommendations to the Board on matters relating to the valuation of our investments. The valuation committee was established in 2015 and met no more than two times during 2015.

Compensation Committee

We do not have a compensation committee or a committee performing similar functions because our executive officers do not receive any compensation from the Company. All decisions concerning compensation of Princeton Investment Advisors and Princeton Advisory Group, as applicable, are made by the Board.

Compensation of Directors

For the year ended December 31, 2014, no compensation was paid to our independent directors. For the year 2015, the independent directors will receive an annual fee of $30,000. They will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the valuation committee and the nominating and corporate governance committee will receive an annual fee of $3,500, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Corporate Governance

Corporate Governance Documents

Our Corporate Governance Guidelines, Code of Business Conduct, Ethics and Statement on Prohibition of Insider Trading and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee are available at www.princetoncapitalcorp.com at the and are also available to any stockholder who requests them by writing to our Secretary, Gregory J. Cannella, at Princeton Capital Corporation, 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528.

Director Independence

In accordance with rules of the NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s nominating and corporate governance committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Jackson, Sood and DiSalvo. Mr. Jackson is an interested persons of the Company due to his interests in Princeton Investment Advisors. Mr. Sood is an interested person of the Company due to his interests in Princeton Investment Advisors, our current investment advisor, and Princeton Advisory Group, our new proposed investment advisor, and his position as Chief Executive Officer of the Company. Mr. DiSalvo is an interested person of the Company due to his interests in Sema4, Inc., the general partner of Capital Point Partners, LP and Capital Point Partners II, LP, which own approximately 87% and 9% of our common stock, respectively.

Annual Evaluation

Our directors will perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation will include an annual questionnaire and Board and Board committee discussion.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact our Secretary, Gregory J. Cannella, at (609) 514-9200. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Princeton Capital Corporation, 4422 Route 27, Building C, Suite 1, Box 89, Kingston, New Jersey 08528, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our audit committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics and Statement on the Prohibition of Insider Trading

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website under the “Corporate Governance” link under the “Princeton Capital Corporation” link at www.princetoncapitalcorp.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the audit committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation of Executive Officers

None of our officers received direct compensation from the Company. Messrs. Jackson and Sood, through their financial interests in Princeton Investment Advisors, will be entitled to a portion of any investment advisory fees paid by the Company to Princeton Investment Advisors under the current investment advisory agreement with the Company. If the New Investment Advisory Agreement (as defined below) described in Proposal 6 hereunder is approved, Mr. Sood through his financial interest in Princeton Advisory Group, will be entitled to any investment advisory fees paid by the Company to Princeton Advisory Group under the New Investment Advisor Agreement between the Company and Princeton Advisory Group. Our other executive officers will be paid by Princeton Advisory Group, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to the Company under the New Investment Advisory Agreement. To the extent that Princeton Advisory Group outsources any of its functions, we will reimburse Princeton Advisory Group for the fees associated with such functions without profit or benefit to Princeton Advisory Group.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director who is a party of the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Transactions

We have entered into the Investment Advisory Agreement with Princeton Investment Advisors. Mr. Jackson, a member of our Board, has a controlling interest in Princeton Investment Advisors. Mr. Sood, our Chief Executive Officer and President, is a member of our Board and also has an interest in Princeton Investment Advisors and has all of the interests in Princeton Advisory Group. Mr. DiSalvo owns all of the interests in Sema4, Inc., the general partner of Capital Point Partners, LP and Capital Point Partners II, LP, which own approximately 87% and 9% of our common stock, respectively.

We have entered into a license agreement with Princeton Advisors, pursuant to which Princeton Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Princeton.”

On March 30, 2016, the Company, as Borrower, entered into a Term Loan with Sema4, Inc. and Princeton Advisory Group, Inc., as Lenders in order to purchase certain assets to maintain its Regulated Investment Company status. The loan was repaid with interest on April 8, 2016.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year ended December 31, 2014 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except for Messrs. Stephen E. Boynton, James Olchefski and Robert M. Terry, who were elected to the Board at the annual stockholder’s meeting on December 19, 2014, each of which failed to file a Form 3 on a timely basis.

Based solely on a review of copies of such reports as filed with the SEC, we believe that during fiscal year ended December 31, 2015 all Section 16(a) filing requirements applicable to the executive officers, directors and greater than 10% beneficial owners were timely satisfied, except for Messrs. Alfred Jackson, Thomas Jones, Jr., Trennis L. Jones, Munish Sood, Gregory J. Cannella and Ms. Joy Sheehan, each of which failed to file a Form 3 on a timely basis. Each of them have since filed a Form 3.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE CHARTER TO DECLASSIFY THE BOARD

Background and Reasons for Change

Pursuant to our Charter, our directors are currently divided into three classes. Directors are elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring at each annual meeting of our stockholders. As described in more detail below, the proposed amendment would declassify the Board and shorten the term in office for each director to one year or until his or her successor is duly elected and qualified. We believe a declassified board generally results in a board of directors with greater accountability to its stockholders than a classified board and therefore the Board supports declassification of the Board.

Summary of the Proposed Amendment

On April 20, 2016, the Board approved for submission to stockholders an amendment to Article IV, Section 4.1 of the Charter which would declassify the Company’s board and provide that all directors would hold office for a term of one year or until his or her successor is duly elected and qualified. The proposed language of the amendment to the Charter is attached hereto as Exhibit A, and the summary description of the change is qualified in its entirety by the complete text of the amendment, as reflected in Exhibit A.

In the event that the Board is declassified as described in this Proposal 2, all directors, beginning at the Annual Meeting of Stockholders to be held in 2017, would stand for election to a term expiring at the next annual meeting of stockholders or until their respective successors are duly elected and qualified. In this regard, all director nominees (other than the Class III director nominees whose terms in office would expire at the 2017 annual meeting of the Company’s stockholders) have agreed to resign from the Board at the 2017 annual meeting of the Company’s stockholders.

Conclusion and Recommendation; Vote Required

The Board believes that this proposal is in the best interests of the Company and its stockholders and has adopted the amendment to the Charter subject to approval by the Company’s stockholders.

In order to be implemented, this proposal requires the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast on this matter. Abstentions and broker non-votes have the effect of counting as votes against the proposal. If approved, the Board will cause the Company to file Articles of Amendment to effect the changes described in this Proposal 2 promptly following the date of the Annual Meeting. If approved, other references to the classified board throughout the Charter will be eliminated so as to render the entire Charter consistent.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER TO DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE CHARTER TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO REMOVE ANY DIRECTOR WITH OR WITHOUT CAUSE

Background and Reasons for Change

The Charter currently provides that directors may be removed from the Board only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. “Cause” is defined to mean conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable material harm to the Company through bad faith or active and deliberate dishonesty. As described in more detail below, the proposed amendment would allow the Company’s stockholders, upon the affirmative vote of holders of outstanding shares of capital stock of the Company entitled to cast a majority of all the votes entitled to be cast in the election of directors, to remove directors, or the entire Board, with or without cause. We believe providing the Company’s stockholders with the right to remove any director or the entire Board upon the requisite vote of stockholders with or without cause will result in a board of directors with greater accountability to its stockholders than a board whose directors can only be removed for cause.

Summary of the Proposed Amendment

On April 20, 2016, the Board approved for submission to stockholders an amendment to Article IV, Section 4.9 of the Charter which would provide stockholders the right to remove any director or the entire Board with or without cause upon the affirmative vote of holders of outstanding shares of capital stock of the Company entitled to cast a majority of the votes entitled to be cast generally in the election of directors. The proposed language of the amendment to the Charter is attached hereto as Exhibit A, and the summary description of the change is qualified in its entirety by the complete text of the amendment, as reflected in Exhibit A.

Conclusion and Recommendation; Vote Required

The Board believes that this proposal is in the best interests of the Company and its stockholders and has adopted the amendment to the Charter subject to approval by the Company’s stockholders.

In order to be implemented, this proposal requires the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast on this matter. Abstentions and broker non-votes have the effect of counting as votes against the proposal. If approved, the Board will cause the Company to file Articles of Amendment to effect the changes described in this Proposal 3 promptly following the date of the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER TO PROVIDE STOCKHOLDERS THE RIGHT TO REMOVE ANY DIRECTOR, OR THE ENTIRE BOARD, FROM OFFICE AT ANY TIME, WITH OR WITHOUT CAUSE UPON THE AFFIRMATIVE VOTE OF HOLDERS OF OUTSTANDING SHARES OF CAPITAL STOCK OF THE COMPANY ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST IN THE ELECTION OF DIRECTORS.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE CHARTER TO PROVIDE STOCKHOLDERS THE RIGHT TO TAKE ANY ACTION WITHOUT A MEETING, WITHOUT PRIOR NOTICE AND WITHOUT A VOTE

Background and Reasons for Change

The Company’s Charter does not currently allow the Company’s stockholders to take action via written consent, without a meeting. As described in more detail below, the proposed amendment would allow the Company’s stockholders the right to take any action required or permitted to be taken at an annual or special meeting of stockholders to be taken via written consent, without a meeting, without prior notice and without a vote. We believe providing the Company’s stockholders with the right to act via written consent allows greater flexibility for the Company’s stockholders to take action and could avoid the cost and expense of calling and holding an annual or special meeting of the Company’s stockholders in the event stockholder action is required.

Summary of the Proposed Amendment

On April 20, 2016, the board of directors approved, and recommends that the stockholders adopt an amendment to Article IV of the Charter that would give the stockholders to the right to take any action required or permitted to be taken at an annual or special meeting of stockholders to be taken via written consent, without a meeting, without prior notice and without a vote so long as a consent or consents in writing or electronic transmission, setting forth the action to be taken, will have been signed by the holders of outstanding shares of the Company’s capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all outstanding shares of the Company’s capital stock entitled to vote thereon were present and voted. The proposed language of the amendment to the Charter is attached hereto as Exhibit A, and the summary description of the change is qualified in its entirety by the complete text of the amendment, as reflected in Exhibit A.

As described above, in the event this amendment is approved by stockholders, the holders of outstanding shares of capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all outstanding shares of the Company’s capital stock entitled to vote thereon were present and voted would be required in order for the Company’s stockholders to take action via written consent. In addition, any such written consent will have to be delivered to the Company to be filed with the minutes of proceedings of the stockholders of the Company. The Company will also have to deliver, not later than ten (10) days after the effective date of the action that was taken via written consent, notice of that action to each stockholder who did not sign the written consent and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

Conclusion and Recommendation; Vote Required

The Board believes that this proposal is in the best interests of the Company and its stockholders and has adopted the amendment to the Charter subject to approval by the Company’s stockholders.

The affirmative vote by holders of at least two- thirds (2/3) of the votes entitled to be cast on this matter is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal. If approved, the Board will cause the Company to file Articles of Amendment to effect the changes described in this Proposal 4 promptly following the date of the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER TO PROVIDE STOCKHOLDERS THE RIGHT TO TAKE ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN AT AN ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS TO BE TAKEN VIA WRITTEN CONSENT, WITHOUT A MEETING, WITHOUT PRIOR NOTICE AND WITHOUT A VOTE.

PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the board of directors have selected WithumSmith&Brown, PC (“WithumSmith”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015. See “Recent Change in Auditor” below. This selection is subject to ratification by the stockholders of the Company.

WithumSmith has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of WithumSmith will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF WITHUMSMITH AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following aggregate fees by Boulay PLLP (“Boulay”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014, were billed to the Company for work attributable to 2014 audit, tax and other services.

	Fiscal Year Ended December 31, 2014		Fiscal Year Ended December 31, 2013
Audit Fees	$34,000		$19,000
Audit-Related Fees	—		—
Tax Fees	—		—
All Other Fees	—		—
Total Fees:	$34,000	[1]	$19,000	[2]

Services rendered by Boulay in connection with fees presented above were as follows:

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees. Tax fees include professional fees for tax compliance and tax advice.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above.

In the fiscal year 2014, the percentage of services designated for Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees that were approved by the audit committee were 100%, 0%, 0%, and 0%, respectively.

1 The Company inaccurately reported the Total Fees for the fiscal year ended December 31, 2014 on the Company’s Definitive Proxy Statement filed on July 13, 2015 as $371,151.

2 The Company inaccurately reported the Total Fees for the fiscal year ended December 31, 2013 on the Company’s Definitive Proxy Statement filed on July 13, 2015 as $174,630.

Recent Change in Auditor

As disclosed on our Current Report on Form 8-K filed by the Company on June 25, 2015, the Company informed Boulay that it was being dismissed as the Company’s independent auditors for the 2015 fiscal year on June 19, 2015. On the same day, the Audit Committee appointed Crowe Horwath LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2015 fiscal year. On October 19, 2015 Crowe Horwath informed the Company that it is resigning as the Company’s independent public accounting firm effective as of October 19, 2015. Crowe Horwath did not render an opinion of the Company’s financial statements.

The reports of Boulay on the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and in the subsequent interim period preceding Boulay’s dismissal, there were: (i) no disagreements with Boulay on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Boulay would have caused Boulay to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2013 and through the interim period preceding Boulay’s dismissal, the Company has not consulted Crowe Horwath regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by Crowe Horwath that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to any auditing or financial reporting issue.

On March 15, 2016, and effective the same date, the Audit Committee authorized and approved the engagement of WithumSmith, as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2015 and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2015. During the Company’s fiscal years ended December 31, 2015 and December 31, 2014 and through the interim period preceding WithumSmith’s engagement, the Company has not consulted WithumSmith regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by WithumSmith that WithumSmith concluded was an important factor considered by the Company in reaching a decision as to any auditing or financial reporting issue.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with WithumSmith the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS No. 61, as amended, requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

●	methods used to account for significant unusual transactions;

●	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

●	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

●	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with audit committees concerning independence and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC and will make that determination for the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 upon completion.

The Audit Committee

Martin Laidlaw, Chairman
Darren Stainrod

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 6: THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND PRINCETON ADVISORY GROUP, INC. PURSUANT TO WHICH PRINCETON ADVISORY GROUP, INC. WILL BE APPOINTED AS THE COMPANY’S INVESTMENT ADVISOR.

Background and Reasons for Change

Since March 13, 2015, the Company has operated as a business development company (“BDC”) that is externally managed by an investment advisor. Princeton Investment Advisors, LLC (“Princeton Advisors”), an entity controlled by Mr. Alfred Jackson, has served and continues to serve as the Company’s external investment advisor pursuant that certain investment advisory agreement, dated as of March 13, 2015, entered into by and between Company and the Princeton Advisors (the “Current Investment Advisory Agreement”). Under the Settlement Agreement, the Current Investment Advisory Agreement was terminated, effective as of the later of (i) sixty (60) days after written notice of such termination is received or deemed to have been received by Princeton Advisors and (ii) the date a new investment advisory agreement is approved by the stockholders of the Company. The notice of termination of the Current Investment Advisory Agreement was sent via overnight, regular mail and emailed to Princeton Advisors on January 21, 2016, and accordingly, the Current Investment Advisory Agreement will terminate on the date the new investment advisory agreement is approved by the Company’s stockholders.

Subject to approval by the Company’s stockholders, on January 18, 2016, the Board, including a majority of the independent directors, reviewed and approved the new investment advisory agreement (the “New Investment Advisory Agreement”) with Princeton Advisory Group, Inc., a New Jersey corporation (“Princeton Group”), which is controlled by Mr. Munish Sood, our President and Chief Executive Officer. For the avoidance of doubt, Mr. Sood did not vote on the approval of the New Investment Advisory Agreement. The terms and conditions of the New Investment Advisory Agreement are substantially similar to the Current Investment Advisory Agreement, except that the incentive fee payable by the Company to Princeton Advisors under the Current Investment Advisory Agreement is not included in the New Investment Advisory Agreement and the management fee payable by the Company has been reduced from 1.75% of the Company’s gross assets to 1.00% of the Company’s gross assets. The Board believes the approval of the New Investment Advisory Agreement will provide continuity of advisory services to the Company and that the New Investment Advisory Agreement will be in the best interests of the Company and its stockholders.

The New Investment Advisory Agreement is attached hereto as Exhibit B, and the summary description of the New Investment Advisory Agreement contained herein is qualified in its entirety by the complete text of the New Investment Advisory Agreement, as reflected in Exhibit B.

Summary of New Investment Advisory Agreement

Advisory Services

Princeton Group is registered as an investment adviser under the 1940 Act, and upon approval of the New Investment Advisory Agreement by the stockholders of the Company, will serve as the Company’s investment advisor pursuant to the New Investment Advisory Agreement in accordance with the 1940 Act. Princeton Group is owned by and an affiliate of Mr. Munish Sood, our President and Chief Executive Officer.

Subject to supervision by the Company’s Board, Princeton Group will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the New Investment Advisory Agreement, Princeton Group, will among other things: (i) determine the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, monitor and service the Company’s investments; (iv) determine the securities and other assets that the Company shall purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and (vii) if directed by the Board, assist in the execution and closing of the sale of the Company’s assets or a sale of the equity of the Company in one or more transactions. Princeton Group’s services under the New Investment Advisory Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

In addition, subject to prior written consent of the Board of the Company, Princeton Group may enter into one or more sub-advisory agreements with other investment advisers pursuant to which Princeton Group may obtain the services of such sub-adviser(s) to assist Princeton Group in fulfilling its responsibilities under the New Investment Advisory Agreement. Specifically, with prior written consent of the Board of the Company, Princeton Group may retain a sub-adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Board of the Company.

Advisory Fee

Pursuant to the New Investment Advisory Agreement, the Company will pay Princeton Group a base management fee for investment advisory and management services. The cost of the base management fee will ultimately be borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.00% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents net of all indebtedness of the Company for borrowed money and other liabilities of the Company. The base management fee is payable quarterly in arrears, and determined as set forth in the preceding sentence at the end of the two most recently completed calendar quarters. The Board may retroactively adjust the valuation of the Company’s assets and the resulting calculation of the base management fee in the event the Company or any of its assets are sold or transferred to an independent third party or the Company or Princeton Group receives an audit report or other independent third party valuation of the Company. To the extent that any such adjustment increases or decreases the base management fee of any prior period, the Company will be obligated to pay the amount of increase to Princeton Group or Princeton Group will be obligated to refund the decreased amount, as applicable.

Payment of Expenses

Princeton Group will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and bear the costs of any salaries or directors’ fees of any officers or directors of the Company who are affiliated persons (as defined in the 1940 Act) of Princeton Group. However, Princeton Group, subject to approval by the Board of the Company, will be entitled to reimbursement for the portion of any compensation expense and the costs of any salaries of any such employees to the extent attributable to services performed by such employees for the Company. During the term of the New Investment Advisory Agreement, Princeton Group will also bear all of its costs and expenses for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of its obligations under the New Investment Advisory Agreement.

Except as provided in the preceding paragraph the Company will reimburse Princeton Group all direct and indirect costs and expenses incurred by it during the term of the New Investment Advisory Agreement for: (i) due diligence of potential investments of the Company, (ii) monitoring performance of the Company’s investments, (iii) serving as officers of the Company, (iv) serving as directors and officers of portfolio companies of the Company, (v) providing managerial assistance to portfolio companies of the Company, and (vi) enforcing the Company’s rights in respect of its investments and disposing of its investments; provided, however, that, any third party expenses incurred by Princeton Group in excess of $50,000 in the aggregate in any calendar quarter will require advance approval by the Board of the Company.

In addition to the foregoing, the Company will also be responsible for the payment of all of the Company’s other expenses, including the payment of the following fees and expenses:

●	organizational and offering expenses;

●	expenses incurred in valuing the Company’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm);

●	subject to the guidelines approved by the Board, expenses incurred by Princeton Group that are payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments;

●	interest payable on debt, if any, incurred to finance the Company’s investments and expenses related to unsuccessful portfolio acquisition efforts;

●	offerings of the Company’s common stock and other securities;

●	administration fees;

●	transfer agent and custody fees and expenses;

●	U.S. federal and state registration fees of the Company (but not Princeton Group);

●	all costs of registration and listing the Company’s shares on any securities exchange;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of preparing and filing reports or other documents required of the Company (but not Princeton Group) by the SEC or other regulators;

●	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

●	the costs associated with individual or group stockholders;

●	the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	direct costs and expenses of administration and operation of the Company, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

●	and all other non-investment advisory expenses incurred by the Company in connection with administering the Company’s business.

Duration and Termination

Unless terminated earlier as described below, the New Investment Advisory Agreement will continue in effect for a period of one (1) year from its effective date. It will remain in effect from year to year thereafter if approved annually by the Company’s Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of Company’s directors who are neither parties to the New Investment Advisory Agreement nor “interested persons” (as defined under the 1940 Act) of any such party. The New Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, (i) upon written notice, effective on the date set forth in such notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors, or (ii) upon 60 days’ written notice, by Princeton Group. The New Investment Advisory Agreement automatically terminates in the event of its “assignment,” as defined in the 1940 Act.

Indemnification

The New Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of their duties or by reason of the material breach of their duties and obligations under the New Investment Advisory Agreement, Princeton Group and its officers, managers, employees and members are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Princeton Group’s services under the New Investment Advisory Agreement or otherwise as the Company’s investment advisor. The amounts payable for indemnification will be calculated net of payments recovered by the indemnified party under any insurance policy with respect to such losses.

At all times during the term of the New Investment Advisory Agreement and for one year thereafter, Princeton Group is obligated to maintain directors and officers/errors and omission liability insurance in an amount and with a provider reasonably acceptable to the Board of the Company.

Factors Considered by the Board

On January 18, 2016, the Board, including a majority of independent directors, met and discussed the New Investment Advisory Agreement. In evaluating the New Investment Advisory Agreement, the Board reviewed certain materials furnished separately by the Company, which included market information regarding the terms of other investment advisory agreements with other publicly traded business development companies.

In approving the New Investment Advisory Agreement, the Board considered a number of factors. Among other things, the Board considered the following matters and reached the following conclusions:

●	Nature, Extent and Quality of Investment Advisory Services. The Board, including the independent directors, considered the nature, extent and quality of the investment advisory services to be provided by Princeton Group to the Company. The Board understands that the services to be performed and the personnel performing such services will be effectively the same as under the Current Investment Advisory Agreement, except for the involvement of Mr. Jackson. The Board reviewed the expected resources of Princeton Group and the composition, education and experience of its investment professionals. They concluded that the nature, quality and extent of the services to be provided to the Company by the Princeton Group are appropriate and that the Company is likely to benefit from the provision of these services.

●	Investment Performance. The Board reviewed Princeton Group’s historical investment performance and compared Princeton Group’s prior performance with the performance of comparable investment companies. The Board concluded that, although past performance is not necessarily indicative of future results, the favorable performance record of Princeton Group was an important factor in their evaluation of the quality of services expected to be provided by Princeton Group under the New Investment Advisory Agreement.

●	Costs of the Services Provided to the Company and the Profits Realized by Princeton Group. The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including management fees and incentive fees) paid to investment advisors of other business development companies with similar investment objectives. The comparative data outlined management fees and incentive fees paid to such investment advisors, including the calculation of such management fees and incentive fees, in relation to such other companies’ total assets and the services rendered by such investment advisors. In light of this comparative data, the Board considered the Company’s operating expenses and expense ratio compared to such other companies. Based upon its review, the Board concluded that, although the fee structures vary among business development companies, the management fees to be paid under the New Investment Advisory Agreement was at the low end of the range and the fact that the Company would not have to pay an incentive fee was a favorable factor when compared to fees payable under agreements of comparable business development companies described in the comparative data then available.

●	Profitability of Investment Adviser. The Board reviewed information on the expected profitability of Princeton Group in serving as the Company’s investment adviser. It concluded that the expected profitability of the Princeton Group with respect to the Company in relation to the services rendered was reasonable and that the financial condition of Princeton Group was sound. It also concluded that the management fees and other compensation payable by the Company to Princeton Group was reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisors for managing comparable business development companies.

On the basis of the information provided to it and its evaluation thereof, the Board, including a majority of the independent directors, voted to approve the New Investment Advisory Agreement, subject to approval by the Company’s stockholders. For the avoidance of doubt, Mr. Sood did not vote on the approval of the New Investment Advisory Agreement.

Conclusion and Recommendation; Required Vote

The Board believes that the approval of the New Investment Advisory Agreement is in the best interests of the Company and its stockholders.

The affirmative vote of “a majority of the outstanding shares of common stock” entitled to vote at the Annual Meeting is required for the approval of this proposal. Because we have elected to be regulated as a business development company under the 1940 Act, the definition of “a majority of the outstanding shares of common stock” as defined under the 1940 Act must be used for purposes of this proposal. The 1940 Act defines “a majority of the outstanding shares” as (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy, or (ii) more than 50% of the Company’s outstanding shares of common stock as of the Record Date, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 7: ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting adjourned or postponed.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER BUSINESS

The Board knows of no other business that may properly be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, the persons named as proxies will vote in their discretion on any such matter. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

A stockholder who intends to present a proposal at the Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its address in Kingston, New Jersey. Any such proposal must be received at least 120 days before the anniversary of the mailing of the prior year’s proxy material, unless the date of our Annual Meeting of Stockholders is changed by more than 30 days or the Annual Meeting was not held, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company, containing the information and other materials required by the Company’s bylaws, not more than 150 days in advance of June 9, 2016 (the date of the Company’s First Annual Meeting) and not later than the close of business on Monday, May 16, 2016. Proposals and nominations must also comply with the other requirements contained in Section 11(a) of the Company’s Bylaws, including, but not limited to, in respect to any Proposed Nominee, all information required to be disclosed regarding such Nominee, information setting forth whether such Nominee is an “interested person,” the securities owned (beneficially and of record) by the stockholder providing notice, such Proposed Nominee, and any Stockholder Associated Person, other information, and a certificate and a questionnaire executed by the Proposed Nominee.

Proxies solicited by the Company will confer discretionary voting authority with respect to any Stockholder proposals, subject to SEC rules governing the exercise of this authority.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of Princeton Investment Advisors and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

By Order of the Board

Gregory J. Cannella
Chief Financial Officer, Secretary and Treasurer
Kingston, New Jersey
May [__], 2016

EXHIBIT A

ARTICLES OF AMENDMENT

OF

PRINCETON CAPITAL CORPORATION

Princeton Capital Corporation, a Maryland corporation, having its principal office at 351 West Camden Street, Baltimore, Maryland 21201 (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST: The Corporation desires to amend its Charter as currently in effect.

SECOND: The Charter of the Corporation is hereby amended as follows:

(a)        Article IV, Section 4.1 of the Charter of the Corporation is hereby deleted in its entirety and replaced with the following:

Section 4.1 Number, Vacancies and Declassification of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is five, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), or the charter of the Corporation (the “Charter”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). A director shall have the qualifications, if any, as specified in the Bylaws.

The Corporation elects, at such time as it becomes eligible pursuant to Section 3-802 of the MGCL to make the election provided for under Section 3-804(c) of the MGCL, that, subject to applicable requirements of the 1940 Act and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Subject to the other provisions of this Section 4.1, the Board of Directors is and shall remain classified into three (3) groups of Directors, with the Directors of each class serving for a term expiring at the Annual Meeting of Stockholders held during the third (3rd) year after election (except as set forth in this Section 4.1) and until his or her successor shall have been duly elected and shall have qualified. Effective as of the 2016 Annual Meeting of Stockholders, the terms of newly elected Directors shall be as follows: (i) the Directors’ elected to hold office at the 2016 Annual Meeting of Stockholders shall hold office for a term expiring in accordance with such Directors class and until his or her successor shall have been duly elected and shall have qualified, and (ii) at the Annual Meeting of Stockholders to be held in 2017 and at each Annual Meeting of Stockholders thereafter, all Directors shall be elected to hold office for a term expiring at the next Annual Meeting of Stockholders. The classification of the Board of Directors shall terminate at the Annual Meeting of Stockholders to be held in 2017 and, thereafter, all Directors shall be elected in accordance with clause (ii) above. The names of the current Directors who shall serve until the next Annual Meeting of Stockholders in the year when their respective term expires and until their successors are duly elected and qualify are as follows:

Mark DiSalvo           (Term to expire in 2018)

Darren Stainrod       (Term to expire in 2018)

Munish Sood           (Term to expire in 2019)

Martin Laidlaw         (Term to expire in 2017)

Greg Bennett            (Term to expire in 2017)

(b)         Article IV, Section 4.9 of the Charter of the Corporation is hereby deleted in its entirety and replaced with the following:

Section 4.9 Removal of Directors. Any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of holders of outstanding shares of capital stock of the Corporation entitled to cast a majority of all the votes entitled to be cast in the election of directors.

(c)         Article IV of the Charter of the Corporation shall be amended by adding a new Section 4.11 as follows:

Section 4.11 Stockholder Action without a Meeting. The holders of common stock entitled to vote generally in the election of directors of the Corporation have the right to take any action required or permitted to be taken at any annual or special meeting of stockholders to be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing or by electronic transmission, setting forth the action to be taken, shall be signed by the holders of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all outstanding shares of capital stock entitled to vote thereon were present and voted and shall be delivered to the Corporation to be filed with the minutes of proceeding of the stockholders of the Corporation. If the stockholders exercise their right to take such action without a meeting, in accordance with Section 2-505(b)(2) of the MGCL, the Corporation shall give notice of the action not later than 10 days after the effective date of the action to each holder of the class of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

THIRD: The amendments do not increase the authorized stock of the Corporation.

FOURTH: The foregoing amendments to the Charter of the Corporation have been advised by the Board of Directors at a board meeting held on April 20, 2016 and approved by the stockholders of the Corporation in accordance with Section 2-604 of the Maryland General Corporation Law at the Annual Meeting of Stockholders held on June 9, 2016.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested by its Secretary on this ___ day of June, 2016.

ATTEST:	PRINCETON CAPITAL CORPORATION

By:
Secretary		Munish Sood, President and Chief Executive Officer

THE UNDERSIGNED, President and Chief Executive Officer of PRINCETON CAPITAL CORPORATION, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

Munish Sood, President and Chief Executive Officer

EXHIBIT B

New Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

BETWEEN

PRINCETON CAPITAL CORPORATION

AND

PRINCETON ADVISORY GROUP, INC.

AGREEMENT, dated as of [_________], 2016, between Princeton Capital Corporation, a Maryland corporation (the “Corporation”), and Princeton Advisory Group, Inc. (the “Adviser”), a New Jersey corporation. The date on which this Agreement becomes effective as provide in Section 9(a) hereof is referred to herein as the “Effective Date.”

WHEREAS, the Adviser has agreed to furnish investment advisory services to the Corporation, which intends to elect to operate as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the Investment Company Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.            In General. During the term of this Agreement, the Adviser agrees, all as more fully set forth herein, to act as investment advisor to the Corporation with respect to the investment of the Corporation’s assets and to supervise and arrange for the day-to-day operations of the Corporation and the purchase of assets for and the sale of assets held in the investment portfolio of the Corporation.

2.            Duties and Obligations of the Adviser with Respect to Investment of Assets of the Corporation.

(a)            Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Corporation’s board of directors (the “Board of Directors”), during the term of this Agreement, the Adviser shall act as the investment advisor to the Company and to manage the investment and reinvestment of the assets of the Company. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) execute, close, service and monitor the investments that the Corporation makes; (iv) determine the securities and other assets that the Corporation will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds; and (vii) if directed by the Board of Directors, assist in the execution and closing of the sale of the Corporation’s assets or a sale of the equity of the Corporation in one or more transactions, however structured, in each case as approved by the Board of Directors. Nothing contained herein shall be construed to restrict the Corporation’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Corporation’s shares.

(b)             In the performance of its duties under this Agreement, the Adviser shall at all times conform to, act in accordance with, and act so that the Corporation is in compliance with, any requirements imposed by (i) the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Corporation; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Amendment and Restatement and the Bylaws of the Corporation, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Corporation as set forth in the Corporation’s proxy or information statement as it may be amended from time to time by the Board of Directors of the Corporation; and (v) any policies and determinations of the Board of Directors that are provided in writing to the Adviser.

(c)             The Adviser will provide qualified personnel to fulfill its duties hereunder and, except as set forth in the following sentence, will bear all costs and expenses incurred in connection with its investment advisory duties hereunder. Except as provided in Section 5 hereof, the Corporation shall reimburse the Adviser for all direct and indirect costs and expenses incurred by the Adviser during the term of this Agreement for (i) due diligence of potential investments of the Corporation, (ii) monitoring performance of the Corporation’s investments, (iii) serving as officers of the Corporation, (iv) serving as directors and officers of portfolio companies of the Corporation, (v) providing managerial assistance to portfolio companies of the Corporation, and (vi) enforcing the Corporation’s rights in respect of its investments and disposing of its investments; provided, however, that, any third party expenses incurred by the Adviser in excess of $50,000 in the aggregate in any calendar quarter require advance approval by the Board of Directors. All allocations of costs and expenses made pursuant to this paragraph (c) shall be made pursuant to allocation guidelines approved from time to time by the Board of Directors. The Corporation shall also be responsible for the payment of all the Corporation’s other expenses, including payment of the fees payable to the Adviser under Section 6 hereof; organizational and offering expenses; expenses incurred in valuing the Corporation’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm); subject to the limitations in the proviso in the immediately preceding sentence, expenses incurred by the Adviser that are payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on the Corporation’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance the Corporation’s investments and expenses related to unsuccessful portfolio acquisition efforts; offerings of the Corporation’s common stock and other securities; administration fees; transfer agent and custody fees and expenses; federal and state registration fees of the Corporation (but not the Adviser); all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required of the Corporation (but not the Adviser) by the Securities and Exchange Commission (“SEC”) or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the costs associated with individual or group stockholders; the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration and operation of the Corporation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other non-investment advisory expenses incurred by the Corporation in connection with the administering the Corporation’s business.

(d)            The Adviser shall, at all times during the term of this Agreement and for one year thereafter, maintain directors and officers/errors and omissions liability insurance in an amount and with a provider reasonably acceptable to the Board of Directors.

(e)            The Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Corporation and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Corporation and its other clients and that the total commissions paid by the Corporation will be reasonable in relation to the benefits to the Corporation over the long term, subject to review by the Board of Directors of the Corporation from time to time with respect to the extent and continuation of such practice to determine whether the Corporation benefits, directly or indirectly, from such practice.

(f)             The Adviser may not assign or delegate, whether to a sub-adviser or otherwise, and whether by operation of law, merger or otherwise, all or any portion of its obligations under this Agreement without the prior written consent of the Board of Directors, which consent the Board of Directors may give, withhold, delay or condition for any reason or no reason in its sole discretion. Any purported assignment or delegation in violation of the immediately preceding sentence shall be void and of no force or effect.

3.            Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will not undertake, and will cause its employees not to undertake, activities which, in its reasonable judgment, will adversely affect the performance of the Adviser’s obligations under this Agreement.

4.            No Agency Cross Transactions. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. Neither the Adviser nor its affiliates may participate in agency cross transactions involving an Account without the prior written consent of the Board of Directors, which consent the Board of Directors may give, withhold, delay or condition for any reason or no reason in its sole discretion.

5.            Expenses. During the term of this Agreement, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries or directors’ fees of any officers or directors of the Corporation who are affiliated persons (as defined in the Investment Company Act) of the Adviser; provided, however, that the Adviser, subject to approval by the Board of Directors, shall be entitled to reimbursement for the portion of any compensation expense and the costs of any salaries of any such employees to the extent attributable to services performed by such employees for the Corporation. During the term of this Agreement, the Adviser will also bear all costs and expenses incurred by the Adviser for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of its obligations under this Agreement.

6.            Compensation of the Adviser. During the term of this Agreement, the Adviser, for its services to the Corporation, will be entitled to receive a management fee (the “Base Management Fee”) from the Corporation. The Base Management Fee will be calculated at an annual rate of 1.00% of the Corporation’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, net of all indebtedness of the Corporation for borrowed money and other liabilities of the Corporation. The Base Management Fee is payable quarterly in arrears on a calendar quarter basis. The Base Management Fee will be calculated based on the average value of the Corporation’s net assets, determined as set forth in the second sentence of this Section 6, at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. In the event that (a) the Corporation or any of its assets are sold or transferred to an independent third party or (b) the Corporation or the Adviser receives an audit report or other independent third party valuation of any asset of the Corporation, the Board of Directors may adjust the value of the Corporation’s assets, and the resulting calculations of Base Management Fee, on a retroactive basis to account for the value of such asset in such sale, audit report or valuation. To the extent that any such adjustment increases the Base Management Fee payable with respect to any prior period, the Corporation shall promptly pay the amount of such increase to the Adviser. To the extent than any such adjustment decreases the Base Management Fee payable with respect to any prior period, the Adviser shall promptly refund the amount of such decrease to the Corporation; provided, that if the Adviser has not refunded any such amount prior to the date that the next Base Management Fee payment is due, then the Corporation may offset the amount of such refund against the Base Management Fee payment then due. Base Management Fees for any partial month or quarter will be appropriately pro-rated.

7.            Indemnification. The Adviser (and its officers, managers, employees and members) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, employees and members) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Adviser’s duties or by reason of the material breach of the Adviser’s duties and obligations under this Agreement, and nothing contained herein shall constitute a waiver of any rights which the Corporation may have which may not be waived under applicable law. In calculating amounts payable to an Indemnified Party hereunder, the amount of any indemnified losses shall be computed net of any payments recovered by the Indemnified Party under any insurance policy with respect to such losses. If the amount recovered by an Indemnified Party under any insurance policy is received after payment by the Corporation to an Indemnified Party of any amount required to be paid by the Corporation under this Section 7, the Indemnified Party shall promptly repay to Corporation the amount of such insurance recovery.

8.            Representations, Warranties and Covenants of Adviser. The Adviser represents, warrants and covenants to the Corporation as follows:

(a)            The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey. The Adviser has all necessary power and authority to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery by the Adviser of this Agreement and the performance by the Adviser of its obligations under this Agreement have been duly authorized by all requisite action on the part of the Adviser. This Agreement has been duly executed and delivered by the Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

(b)           The Adviser is duly registered as an investment adviser under the Advisers Act. The Adviser will at all times have in effect all registrations, licenses, bonds and approvals necessary for it to perform all of its obligations under this Agreement.

(c)           The Adviser shall at all times comply in all respects with all applicable federal and state laws governing its operations, including, without limitation, the Investment Company Act and the Advisers Act.

(d)           There has been no event, fact or circumstance that would require disclosure by or regarding the Adviser or any of its advisory affiliates (as defined in Form ADV) in response to Item 11 of Part 1A of Form ADV.

(e)           Except as the Adviser has disclosed to the Corporation in writing prior to the date of this Agreement, (i) there are no actions, suits, claims, investigations or other legal proceedings pending or threatened by or against the Adviser or any of its affiliates, members or executive officers, and (ii) there is no outstanding order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any governmental authority or arbitrator against the Adviser or any of its affiliates, members or executive officers.

(f)            The Adviser will promptly (and in any event within three business days) advise the Board of Directors in writing of any event, fact or circumstance that results in any of the foregoing representations, warranties or covenants being or becoming incorrect in any respect as of the date of this Agreement or as of any time during the term of this Agreement.

9.            Effectiveness; Duration and Termination.

(a)            A condition precedent to the effectiveness of this Agreement is the approval of this Agreement by the vote of a majority of the outstanding voting securities of the Corporation entitled to be cast by the holders thereof, and this Agreement shall not become effective until such approval is obtained. In the event such approval is not obtained by June 30, 2016, this Agreement shall be null and void and of no force or effect, ab initio.

(b)            This Agreement may be terminated at any time, without the payment of any penalty, (i) upon written notice, effective on the date set forth in such notice, by the vote of a majority of the outstanding voting securities of the Corporation or by the vote of the Corporation’s Directors, or (ii) upon 60 days’ written notice, by the Adviser. From and after the Effective Date, the provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser and the other Indemnified Parties shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to amounts owed under Section 6 through the date of termination or expiration, if any.

(c)            Unless earlier terminated in accordance with its terms, this Agreement shall commence on the Effective Date and continue in effect for one year from the Effective Date and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Corporation and (B) the vote of a majority of the members of the Corporation’s Board who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(d)            This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10.          Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received, the second business day after sending the same (charges prepaid) if such notice is sent via reputable overnight delivery service or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

11.          Amendment of this Agreement. This Agreement may only be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege

12.          Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

13.          Governing Law; Consent to Jurisdiction; Jury Trial Waiver.

(a)            This Agreement and all claims arising hereunder or relating hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any conflict of laws principles that would result in the application of the laws of any other jurisdiction, and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

(b)            Each of the parties to this Agreement consents to submit to the exclusive personal jurisdiction of the Delaware Chancery Court, or if such court does not have proper jurisdiction, any other state or federal court sitting in the State of Delaware in connection with any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court. Each of the parties to this Agreement agrees not to assert in any action or proceeding arising out of or relating to this Agreement that venue in Delaware is improper, and waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives and bond, surety or other security that might be required of any other party with respect thereto.

(c)            EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

14.          Miscellaneous.

(a)            The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(b)            This Agreement has been freely and fairly negotiated between the parties hereto. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context requires otherwise, any agreements, documents, instruments or laws defined or referred to in this Agreement will be deemed to mean or refer to such agreements, documents, instruments or laws as from time to time amended, modified or supplemented, including (i) in the case of agreements, documents or instruments, by consent and (ii) in the case of laws, by succession of comparable successor statutes. All references in this Agreement to any particular law will be deemed to refer also to any rules and regulations promulgated under that law. The words “include,” “includes” and “including” will be deemed to be followed by “without limitation.” The word “or” is used in the inclusive sense of “and/or” unless the context requires otherwise. References to a person or entity are also to their permitted successors and assigns. Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context requires otherwise. When a reference in this Agreement is made to an Article or Section, such reference is to an Article or Section of this Agreement unless otherwise indicated. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

(c)            Subject to Section 2(f) hereof, all of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns.

15.         Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement. The exchange of copies of this Agreement and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) or by a combination of such means, will constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of an original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by .pdf shall be deemed to be their original signatures for all purposes.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and the year first above written.

PRINCETON CAPITAL CORPORATION

By:
Name:
Title:

PRINCETON ADVISORY GROUP, INC.

By:
Name:
Title:

EXHIBIT C

Proxy Card

ANNUAL MEETING OF STOCKHOLDERS OF

PRINCETON CAPITAL CORPORATION

June 9, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19961/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530303030303000000 7 060916

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND FOR PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of each of the following persons (except as marked to the contrary) as a director, who will each serve as a director of Princeton Capital Corporation in accordance with their respective term as set forth in the Proxy Statement, unless Proposal 2 is approved, then until the 2017 Annual Meeting, or until his successor is duly elected and qualified.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Greg Bennett
- ○ Mark DiSalvo
- ○ Darren Stainrod
- ○ Munish Sood
- ○ Martin Laidlaw

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

8. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PRINCETON CAPITAL CORPORATION

June 9, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19961/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530303030303000000 7   060916

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND FOR PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of each of the following persons (except as marked to the contrary) as a director, who will each serve as a director of Princeton Capital Corporation in accordance with their respective terms as set forth in the Proxy Statement, unless Proposal 2 is approved, then until the 2017 Annual Meeting, or until his successor is duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Greg Bennett
- ○ Mark DiSalvo
- ○ Darren Stainrod
- ○ Munish Sood
- ○ Martin Laidlaw

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

8. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PRINCETON CAPITAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRINCETON CAPITAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

June 9, 2016

The undersigned stockholder of Princeton Capital Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Gregory J. Cannella and Munish Sood and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201 on June 9, 2016, at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; if this proxy is executed and no instructions are specified, it will be voted FOR each of the nominees for election as a director listed on the reverse side of this proxy card and FOR Proposals 2, 3, 4, 6 and 7, in the discretion of the proxies with respect to the matter described in Proposal 5 and any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

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